Exhibit 10.2

WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

WARRANT
TO PURCHASE
SHARES OF COMMON STOCK
OF
ENVESTNET, INC.

No. W-1

[•], 2018

FOR VALUE RECEIVED, the undersigned, Envestnet, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), hereby certifies that

BlackRock, Inc.

or its registered assign is entitled to subscribe for and purchase, at the Warrant Exercise Price per share, the Warrant Share Number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock.  Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 6 hereof.

1.                                Term.  The right to subscribe for and purchase Warrant Shares represented hereby shall expire at 5:00 P.M., Central time, on the four year anniversary of the date hereof (such period being the “Term”).

2.                                Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a)                                 Time of Exercise.  The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term.

(b)                                 Cash Exercise.  The Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly completed and executed) at the principal office of the Company, and by payment to the Company of an amount of consideration therefor equal to the Warrant Exercise Price multiplied by the number of Warrant Shares with respect to which this Warrant is then being exercised, payable by certified or official bank check or checks or wire transfer of immediately available funds.

(c)                                  Net Issue Exercise. In lieu of exercising this Warrant for cash as provided in subsection (b) above, the Holder may elect on one or more occasions, on any Business Day, to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y (A-B)
A

Where:                                                         X = the number of the Warrant Shares to be issued to the Holder.

Y = the number of the Warrant Shares with respect to which the Warrant is exercised.

A = the fair market value of one share of Common Stock on the date of determination.

B = the Warrant Exercise Price (as adjusted to the date of such calculation).

For purposes of this Section 2(c), the fair market value of one share of Common Stock on the date of determination shall mean:

(i)                                     if the Common Stock is publicly traded, the per share fair market value of the Common Stock shall be the average of the closing prices of the Common Stock as quoted on the New York Stock Exchange, or the principal exchange or market on which the Common Stock is listed, in each case for the fifteen trading days ending five trading days prior to the date of determination of fair market value; and

(ii)                                  if the Common Stock is not so publicly traded, the per share fair market value of the Common Stock shall be such fair market value as is determined by a nationally recognized investment banking firm mutually acceptable to the Company and the Holder after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm’s length.

The date of determination for purposes of this Section 2(c) shall be the date the notice of exercise is delivered by the Holder to the Company.

(d)                                 Issuance of Warrant Shares and New Warrant.  Subject to subsection (e) below, in the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) the Warrant Shares so purchased shall be delivered by the Company within a reasonable time, not exceeding three (3) Business Days after such exercise and delivery of this Warrant and the exercise form, either (A) via book-entry transfer crediting the account of the Holder through the Company’s transfer agent and registrar for the Common Stock (which as at the issuance of this Warrant is American Stock Transfer and Trust Company) or (B) otherwise in certificated from by physical delivery to the address specified by the Holder in the applicable exercise form, and (ii) unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time.

(e)                                  Cash Settlement.  In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, the Company, in its sole discretion, may choose to satisfy its obligation to deliver all or any of the Warrant Shares deliverable upon such exercise by paying to the Holder cash for such Warrant Shares in an amount equal to (A) the aggregate number of Warrant Shares to be received by the Holder as determined in accordance with subsection (b) or (c) above, as applicable, multiplied by (B) the fair market value of one share of Common Stock on the date of determination, as determined pursuant to subsection (c) above.  In the event the Company chooses to pay cash in lieu of delivering any Warrant Shares, the Company shall provide notice of such decision to the Holder in writing not less than two (2) Business Days prior to the date the Warrant Shares would otherwise be deliverable.  The date of determination for purposes of this Section 1(e) shall be the date the notice of exercise is delivered by the Holder to the Company.  Payment of any such cash shall be made by certified or official bank check or checks or wire transfer of immediately available funds.

(f)                                   Transferability of Warrant.  The Holder may not Transfer this Warrant without the prior written approval of the Company, which shall be in the sole and absolute discretion of the Company, unless such Transfer is to a Controlled Affiliate of the Holder.  Any attempt to Transfer by the Holder without such prior written approval of the Company shall be void.

(g)                                  Compliance with Securities Laws.

(i)                                     The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account, and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Act and any applicable state securities laws.

(ii)                                  Except as provided in paragraph (iii) below, this Warrant and all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

(iii)                                     The restrictions imposed by this subsection (g) upon the Transfer of this Warrant and the Warrant Shares to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Act and sold by the holder thereof in accordance with such registration or sold under and pursuant to Rule 144, (B) if any Warrant Shares are delivered pursuant to Section 2(c) six months from the date hereof or (C) upon the Company’s receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Company, addressed to the Company to the effect that such restrictions are no longer required to ensure compliance with the Act.  Whenever such restrictions shall cease and terminate as to any such securities, the holder thereof shall be entitled to receive from the Company (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), a new Warrant (or, in the case of Warrant Shares already represented by stock certificates, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Act and applicable state securities laws.

(h)                                 Continuing Rights of Holder.  The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder or of any Warrant Shares issued upon any exercise of this Warrant, acknowledge in writing its continuing obligation to afford to the Holder all rights to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

(i)                                     No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional Warrant Share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Warrant Exercise Price multiplied by such fraction.

(j)                                    Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

(k)                                 No Rights of Stockholders.  The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

3.                                      Covenants.

(a)                                 The Company represents, warrants, covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free and clear from all taxes, claims, liens, charges, encumbrances, pre-emptive rights or other restrictions (other than as provided herein and restrictions under federal and applicable state securities laws).  The Company further covenants and agrees that during the period within which this Warrant may be exercised, the

Company will at all times have authorized and reserved (as unissued or held in treasury) a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

(b)                                 The Company shall not by any action (including, without limitation, amending the Certificate of Incorporation or by-laws of the Company or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action) avoid or seek to avoid (directly or indirectly) the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms.  The Company will (i) not permit the par value of its Common Stock to exceed the Warrant Exercise Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Company in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock in a manner which would disproportionately and adversely affect the rights of the Holder, (iii) take all such action as may be reasonably necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear from all taxes, claims, liens, charges, encumbrances or other restrictions (other than as provided herein and restrictions under federal and applicable state securities laws), and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from, and make such filings with, any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)                                  If any shares of the Common Stock required to be reserved for issuance in accordance with subsection (a) above require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such shares may be so issued, the Company will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified or such approval to be obtained or filing made.

(d)                                 The Company covenants and agrees that all notices, communications and material sent to holders of the Company’s Common Stock shall be sent concurrently to the Holder in accordance with the notice provisions in Section 9.

4.                                      Representations of the Company.  The Company represents and warrants to, and agrees with, the Holder as of the date hereof as follows:

(a)                                 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(b)                                 The Company has all requisite power and authority to (i) execute, deliver and perform its obligations under this Warrant and (ii) issue the Warrant Shares issuable upon due exercise of this Warrant.

(c)                                  Each of (i) the execution, delivery and performance of this Warrant, (ii) the offering, issuance and delivery of this Warrant and the Warrant Shares issuable upon exercise of this Warrant, and (iii) fulfillment of and compliance with the terms and provisions of this Warrant has been duly authorized by the Company.

(d)                                 This Warrant has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect affecting creditors’ rights generally and (ii) general principles of equity.

(e)                                  Neither the execution and delivery by the Company of this Warrant, nor the consummation of the transactions contemplated hereby (including the issuance of the Warrant Shares) or thereby, nor compliance by the Company with any of the provisions hereof or thereof will (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or event which, with the giving of notice or lapse of time or both, would constitute a default) under, or give to any person any rights of termination, acceleration or cancellation of or result in the creation of any Encumbrance on any of the assets or properties of the Company under, any indenture, mortgage, deed of trust, loan agreement, lease, contract, agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) violate or conflict with the organizational documents of the Company; and (C) violate or conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except for any such violations or conflicts that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f)                                   Other than such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or “blue sky” laws, no material notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity, nor expiration nor termination of any statutory waiting periods, is necessary in connection with (i) the execution, delivery and performance of this Warrant by the Company, (ii) the issuance of the Warrant Shares issuable in accordance with this Warrant or (iii) the performance by the Company of its obligations under this Warrant, or as a condition to the legality, validity or enforceability of this Warrant or the consummation of the transactions contemplated hereby, other than such authorizations and approvals as have already been obtained and are in full force and effect.

(g)                                  Assuming the accuracy of the representations of the Holder contained in the Investment Agreement, the offering, issuance, sale and delivery of this Warrant and the Warrant Shares under the circumstances contemplated by this Warrant constitute exempt transactions under the registration provisions of the Act, and do not require the registration of this Warrant or the Warrant Shares under the Act.

5.                                      Adjustment of Warrant Exercise Price and Warrant Share Number.

(a)                                 In case the Company shall (i) pay a dividend on its Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, in such an event, the

Warrant Exercise Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Warrant Exercise Price will bear the same relation to the Warrant Exercise Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after such event.  An adjustment made pursuant to this subsection (a), (A) shall become effective retroactively immediately after the record date in the case of a dividend or (B) shall become effective immediately after the effective date in the case of a subdivision or combination.  The Warrant Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.  No adjustment of the Warrant Exercise Price shall be made if the amount of such adjustment shall be less than $0.005 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than $0.005 per share.  In case the Company shall at any time issue Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of the Common Stock, said amount of $0.005 per share (as theretofore increased or decreased, if the same amount shall have been adjusted in accordance with the provisions of this paragraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.  Upon each adjustment of the Warrant Exercise Price pursuant to this subsection (a), the number of Warrant Shares shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of Warrant Shares immediately prior to such adjustment upon the exercise of this Warrant by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the new Warrant Exercise Price.

(b)                                 In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, this Warrant shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant, for the number of shares of stock or other securities which the Common Stock issuable at the time of such capital reorganization or reclassification upon exercise of this Warrant would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action.  The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this subsection (b).

(c)                                  Whenever the Warrant Exercise Price is adjusted as herein provided, the Company shall compute the adjusted Warrant Exercise Price in accordance with subsection (a) above and shall prepare a certificate signed by its principal financial officer or principal accounting officer setting forth the adjusted Warrant Exercise Price and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the Holder.

(d)                                 In case at any time after the date of this Warrant:

(i)                                     the Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus;

(ii)                                  the Company shall authorize the granting to the holders of its shares of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights;

(iii)                               the Company shall authorize any reclassification of the shares of its Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets or all or substantially all of its issued and outstanding stock; or

(iv)                              events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause notice to be sent to the Holder at least twenty days prior (or ten days prior in any case specified in paragraph (i) or (ii) above, or on the date of any case specified in paragraph (iv) above) to the applicable record date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (B) the date on which such reclassification, consolidation, merger, sale, transfer, initial public offering, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.  Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in paragraphs (i), (ii), (iii) and (iv) above.

(d)                                 The form of this Warrant need not be changed because of any change in the Warrant Exercise Price pursuant to this Section 5 and any Warrant issued after such change may state the same Warrant Exercise Price and the same number of Warrant Shares as are stated in this Warrant as initially issued.  Any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

6.                                      Definitions.  For the purposes of this Warrant, the following terms have the following meanings:

“Act” has the meaning specified in the legend hereto.

“Affiliate” means, with respect to any person, any other person that, at the time of determination, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such person; provided that for the avoidance of doubt, the Company and the Stockholder shall not be deemed to be Affiliates of each other.

“Business Day” means any day other than a day which is a Saturday, a Sunday or a day on which banks in New York, New York or Chicago, Illinois are authorized or required by law to be closed.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company as in effect on the Closing Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with its terms and pursuant to applicable law (subject to the restrictions set forth in this Warrant).

“Closing Date” means the closing date under the Investment Agreement.

“Common Stock” means the common stock, $0.005 par value, of the Company.

“Company” has the meaning specified in the preamble hereof.

“Contract” means any contract, agreement, instrument, undertaking, indenture, commitment, loan, license, settlement, consent, note or other legally binding obligation (whether or not in writing).

“Control,” “Controlled” and “Controlling” means, with respect to any person, the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlled by” and “under common Control with” shall be construed accordingly.

“Controlled Affiliate” means any Affiliate of the specified person that is, directly or indirectly, Controlled or under common Control with the specified person.

“Derivative Instruments” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the reference security increases, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such derivative security conveys any voting rights in any underlying security, (ii) such derivative security is required to be, or is capable of being, settled through delivery of any underlying security or (iii) other transactions that hedge the value of such derivative security.

“Encumbrance” means any mortgage, commitment, transfer restriction, deed of trust, pledge, option, power of sale, retention of title, right of pre-emption, right of first refusal, executorial attachment, hypothecation, security interest, encumbrance, claim, lien or charge of any kind, or an agreement, arrangement or obligation to create any of the foregoing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute at the time in effect.

“Governmental Entity” means any governmental or regulatory federal, state, local or foreign authority, agency, court, commission or other entity, including a stock exchange and other self-regulatory organization.

“Holder” mean the person who shall from time to time own this Warrant.

“Investment Agreement” means the Investment Agreement, dated as of November 27, 2018, between the Company and BlackRock, Inc..

“Material Adverse Effect” means any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

“person” means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization or a government organization or an agency or political subdivision thereof.

“Term” has the meaning specified in Section 1 hereof.

“Transfer” means (i) any direct or indirect sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any Contract, option or other arrangement or understanding with respect to any sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), of this Warrant or (ii) to enter into any Derivative Instrument, swap or any other Contract, agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of this Warrant, whether any such Derivative Instrument, swap, Contract, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise.

“Warrant” means this Warrant and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(d) hereof.

“Warrant Exercise Price” means a price equal to the product of (i) the price per share paid for the shares of Common Stock purchased under the Investment Agreement and (ii) 1.25.

“Warrant Share Number” means a number equal to the product of (i) the number of shares of Common Stock issued under the Investment Agreement on the Closing Date and (ii) 0.20.

“Warrant Shares” means Common Stock issuable upon exercise of this Warrant or otherwise issuable pursuant to this Warrant.

7.                                      Amendment and Waiver.  Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the Holder.

8.                                      Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.                                      Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed, by facsimile with receipt confirmed or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following respective addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 9):

(a)                                 If to the Holder:

BlackRock, Inc.

c/o BlackRock, Inc.

55 East 52nd Street

New York NY 10055

Facsimile:                                         (212) 810-8127

Attention:                                         Tom Wojcik

Email:                                                            tom.wojcik@blackrock.com

with a copy to (which copy alone shall not constitute notice):

c/o BlackRock, Inc.

Legal & Compliance

40 East 52nd Street

New York, New York 10022

Facsimile:                                         (212) 810-3744

Attention:                                         General Counsel; c/o David Maryles

Email:                                                            GroupCorpLegalM&A@blackrock.com

(b)                                 If to the Company:

Envestnet, Inc.

35 East Wacker Drive, Suite 2400

Chicago, Illinois 60601

Facsimile:                                         (312) 621-7091

Attn:                                                                    Chief Legal Officer, General Counsel and Corporate Secretary

Email:                                                            shelly.obrien@envestnet.com

with a copy to (which copy alone shall not constitute notice):

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois  60606

Facsimile:                                         (312) 706-8106

Attention:                                         Edward S. Best, Esq.

Email:                                                            ebest@mayerbrown.com

10.                               Successors and Assigns.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns (subject to Section 2(f) with respect to the Holder).

11.                               Modification and Severability.  The provisions of this Warrant will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of any other provision hereof.  To the fullest extent permitted by law, if any provision of this Warrant, or the application thereof to any person or circumstance, is invalid or unenforceable (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Warrant and the application of such provision to other persons, entities or circumstances will not be affected by such invalidity or unenforceability.

12.                               Headings.  The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

13.                               Limitation of Liability.  No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Exercise Price for any such shares or as a shareholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other person.

*     *     *

IN WITNESS WHEREOF, the Company has duly executed this Warrant.

Dated:  [•], 2018.

ENVESTNET, INC.

By:
Name:
Title:

EXERCISE FORM

(To be executed by the registered holder hereof)

[                          ]

The undersigned registered owner of this Warrant hereby irrevocably elects to exercise the right to purchase represented by the attached Warrant for, and to purchase thereunder,                    shares of Common Stock, par value $0.005 per share (the “Common Stock”), of ENVESTNET, INC., a Delaware corporation (the “Company”), as provided for therein, and tenders herewith payment of the exercise price in full in accordance with the terms of the attached Warrant.  All capitalized terms used but not defined in this exercise form shall have the meanings ascribed thereto in the attached Warrant.

Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:

If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Common Stock less any fraction of a share of Common Stock paid in cash.

Dated:	Signature
Address

A-1

ASSIGNMENT FORM

(To be executed by the registered holder hereof)

FOR VALUE RECEIVED,                  hereby sells, assigns and transfers unto                 the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint                , attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:	Signature
Address

PARTIAL ASSIGNMENT

(To be executed by the registered holder hereof)

FOR VALUE RECEIVED,                    hereby sells, assigns and transfers unto                   the right to purchase          shares of the Common Stock issuable upon exercise of the attached Warrant, and does irrevocably constitute and appoint                   , attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:	Signature
Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. W-  cancelled (or transferred or exchanged) this     day of           , 2   , shares of Common Stock issued therefor in the name of                    , Warrant No. W-     issued for       shares of Common Stock in the name of                       .

A-2